UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2025

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-31830	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California 90012
(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CATY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cathay General Bancorp (the “Company”) announced that Kim R. Bingham will retire as Chief Risk Officer of Cathay Bank effective January 21, 2025. Mr. Bingham was the Chief Risk Officer of Cathay Bank since 2014. He will continue to serve Cathay Bank as Executive Vice President, Special Advisor to the Office of the President for a transition period that is anticipated to end on or about March 31, 2025, but will no longer be a designated executive officer of Cathay Bank.

Succeeding Mr. Bingham, Diana Deen will join Cathay Bank as Executive Vice President and Chief Risk Officer on January 21, 2025, and will be a designated executive officer of Cathay Bank.

Diana Deen, age 62, has over 20 years of banking experience and has held key leadership roles in areas of risk management and compliance, overseeing information technology and operational strategies focused on business transformation. Ms. Deen was with Bank of the West (now part of Bank of Montreal) from 2018 to 2023, where she served as Executive Vice President, Head of Operational Risk for its Basel Operational Risk Program and was appointed as the Chief Ethics and Conduct Officer in 2022. Prior to that, she served as Executive Vice President, Head of International Risk Oversight at Wells Fargo between 2013 and 2017 and was the Managing Director, Head of Global Compliance Strategy, Technology and Operations at JPMorgan Chase between 2008 and 2013 where she oversaw enterprise-wide strategic and remedial activities. There are no family relationships between Ms. Deen and any director or executive officer of the Company, and there are no relationships between Ms. Deen and the Company that require disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Cathay General Bancorp, dated January 17, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 17, 2025
CATHAY GENERAL BANCORP

By:	/s/ Heng W. Chen
Heng W. Chen
Executive Vice President and
Chief Financial Officer